UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
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UNITED INSURANCE HOLDINGS CORP.

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UNITED INSURANCE HOLDINGS CORP.
800 2nd Avenue S.
St. Petersburg, FL 33701

, 2021

Dear Stockholder:

You are cordially invited to attend a Special Meeting of Stockholders of United Insurance Holdings Corp. (the "Company", "us", "our", and "we"), which will be held online at www.virtualshareholdermeeting.com/UIHC2021SM at 1:00 p.m. Eastern Time on July 2, 2021 via live audio webcast. The meeting will only be conducted via a live webcast. Even though our meeting is being held virtually, stockholders will still have the ability to participate in, hear and ask questions during our meeting.

Important information about the matters to be acted upon at the meeting is included in the accompanying notice and proxy statement. Our 2020 annual report, which is available at https://investors.upcinsurance.com/filings/annual-reports, contains information about us and our performance.

Kind regards,

/s/ R. Daniel Peed
R. Daniel Peed
Chief Executive Officer and Chairman of the Board

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 2, 2021

WE HEREBY GIVE NOTICE that a Special Meeting of Stockholders ("Special Meeting") of United Insurance Holdings Corp. will be held online at www.virtualshareholdermeeting.com/UIHC2021SM at 1:00 p.m. Eastern Time on July 2, 2021, via live audio webcast, for the following purposes:

1.To approve an amendment to the United Insurance Holdings Corp. Second Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 50,000,000 to 100,000,000.

2.To transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Our Board of Directors ("Board") recommends that our stockholders vote FOR the amendment to the United Insurance Holdings Corp. Second Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock from 50,000,000 to 100,000,000.

Holders of shares of our common stock at the close of business on June 8, 2021 are entitled to notice of, and to vote at, the Special Meeting and at any adjournment or postponement that may take place. A list of stockholders entitled to vote at the Special Meeting will be made available for the examination of any stockholder for any purpose germane to the Special Meeting for ten days prior to the Special Meeting by email request to InvestorRelations@upcinsurance.com.

We cordially invite you to electronically attend the Special Meeting. This Special Meeting will be held via live webcast on the Internet. You will be able to attend the Special Meeting, vote and submit questions during the meeting from any remote location that has Internet connectivity by visiting www.virtualshareholdermeeting.com/UIHC2021SM.

Your vote is extremely important. We appreciate your taking the time to vote promptly. After reading the accompanying proxy statement, please vote at your earliest convenience by Internet or by mailing your completed proxy card. Instructions regarding the voting methods are described in the accompanying proxy statement.

Dated:	, 2021	By order of the Board,
/s/ Brooke Adler
Corporate Secretary

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JULY 2, 2021.
To access our Proxy Statement for the Special Meeting of
Stockholders, please visit
http://www.proxyvote.com

TABLE OF CONTENTS

GENERAL INFORMATION	1
Concerning the Annual Meeting and Voting	1
Proposal One – Approval and Adoption of an Amendment to the Company’s Certificate of Incorporation to Authorize a Total of 100 Million Shares of Common Stock	4
BENEFICIAL OWNERSHIP	6
Stock Ownership of Our Directors, Executive Officers and Certain Beneficial Owners	6
GENERAL MATTERS	7
DEADLINE FOR THE SUBMISSION OF STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS	7
DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS	7
OTHER MATTERS	8
APPENDIX A - CERTIFICATE OF AMENDMENT OF SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF UNITED INSURANCE HOLDINGS CORP.	9

UNITED INSURANCE HOLDINGS CORP.
PROXY STATEMENT

FOR SPECIAL MEETING OF STOCKHOLDERS

To be Held July 2, 2021

You are invited to attend the Special Meeting of United Insurance Holdings Corp. (the “Company”). This proxy statement ("Proxy Statement") and the enclosed form of proxy are being furnished to stockholders of the Company as of the close of business on June 8, 2021 (the “Record Date”), in connection with the solicitation on behalf of the Board of Directors of the Company (the “Board”) of proxies for use at the Special Meeting to be held at 1:00 p.m. local time, on July 2, 2021, in a virtual meeting, or at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Stockholders.

The Proxy Statement contains information about the Special Meeting, including meeting logistics, matters up for vote, how to vote and answers to other frequently asked questions. The Notice of Special Meeting of Stockholders, this Proxy Statement and the accompanying proxy card, are first being mailed to stockholders on or about , 2021. Stockholders should review the information provided herein in conjunction with the Company’s 2020 Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (the “Annual Report”). The Annual Report is currently available and this Proxy Statement will also be available beginning on or about , 2021 on the SEC’s website at www.sec.gov. The other information on our corporate website does not constitute part of this Proxy Statement.

MEETING INFORMATION	AGENDA
DATE	Amend the Second Amended and Restated Certificate of Incorporation to authorize an additional 50 million shares of common stock
July 2, 2021

Your Board recommends a vote FOR the amendment
TIME	Read more on page 4
1:00 p.m. Eastern Time

LOCATION
Virtually via live webcast at
www.virtualshareholdermeeting.com/UIHC2021SM

ATTENDING THE WEBCAST
To attend our virtual Special Meeting and vote during the live webcast, please follow the instructions described in this Proxy Statement in the section entitled Outstanding Voting Stock and Voting Rights.

CONTACTING THE COMPANY
Unless otherwise noted in the Proxy Statement, requests for documents and/or information, proxy revocations or other official communications should be submitted in writing to the following address:	United Insurance Holdings Corp. 800 2nd Avenue S. St. Petersburg, Florida 33701 Attention: Corporate Secretary

PURPOSES OF THE MEETING

At the Special Meeting, the Company’s stockholders will consider and vote upon the following matter:

1.Approval of an amendment to the United Insurance Holdings Corp. Second Amended and Restated Certificate of Incorporation (“Certificate of Incorporation”) to increase the authorized number of shares of common stock from 50,000,000 to 100,000,000.

2.Approval to transact such other business as may properly come before the Special Meeting or any adjournments or postponements thereof.

Unless contrary instructions are indicated on the proxy you submit, all shares represented by valid proxies received pursuant to this solicitation (and that have not been revoked in accordance with the procedures set forth below) will be voted in accordance with the recommendation of the Board as follows:

•“FOR” approval of an amendment to the Certificate of Incorporation to increase the authorized number of shares of common stock from 50,000,000 to 100,000,000.

In the event a stockholder specifies a different choice by means of a properly submitted proxy, such stockholder’s shares will be voted in accordance with the specification so made. In addition, your shares will be voted as the proxyholders may determine in their discretion upon any other proposals as may properly come before the Special Meeting.

OUTSTANDING VOTING STOCK AND VOTING RIGHTS

As of the close of business on the Record Date, the Company had 43,228,371 shares par value $.0001 per share of common stock (“Common Stock”) outstanding. Each stockholder of record on the Record Date is entitled to one vote on all matters presented at the Special Meeting for each share of Common Stock held by such stockholder. The presence, either in person or by properly executed proxy, of the holders of the majority of the shares of Common Stock entitled to vote at the Special Meeting is necessary to constitute a quorum at the Special Meeting. Virtual attendance at the Special Meeting will be limited to stockholders as of the Record Date, their authorized representatives, and guests of the Company.

To be admitted to the virtual Special Meeting at http://www.virtualshareholdermeeting.com/UIHC2021SM, you must enter the 16-digit control number that can be found on your proxy card. Online access to the Special Meeting will open at 12:45 p.m. Eastern Time on July 2, 2021 to allow time for stockholders to become familiar with the virtual platform and address any technical difficulties prior to the start of the live audio webcast of the Special Meeting.

The Special Meeting will begin promptly at 1:00 p.m. Eastern Time on July 2, 2021. Participants should ensure that they have a strong WiFi connection from wherever they intend to participate in the virtual Special Meeting.

If you are a stockholder of record, you may vote as follows:

•By Internet: You may vote via the Internet, by following the instructions on your proxy card. The proxyholders appointed by the Board will vote your shares in accordance with your instructions.

•By Telephone: Use any touch-tone telephone to transmit your voting instructions, by following the instruction on your proxy card. The proxyholders appointed by the Board will vote your shares in accordance with your instructions.

•By Mail: You may vote by mail by marking, dating and signing your proxy card and returning it in the pre-paid envelope provided. The proxyholders appointed by the Board will vote your shares in accordance with your instructions.

If you hold your shares beneficially in “street name,” through a broker, bank or other nominee, you may vote by following the instructions provided with the proxy materials.

Except as noted below, if you are a holder of record, you may use the Internet or any telephone to transmit your voting instructions or, if you received a printed set of the proxy materials, you may vote by mail by completing, signing, dating and returning the proxy card enclosed with the proxy materials you received before the polls close at the Special Meeting. If you are a stockholder of record, you may revoke your proxy at any time before the vote at our Special Meeting by submitting written notice as described above under Contacting the Company, by delivering a proxy bearing a later date prior to the Special Meeting or by attending the Special Meeting and voting via the live webcast. If you hold your shares in “street name,” you must follow the instructions provided by your broker, bank or other nominee to revoke your proxy. Please note that virtual attendance at the Special Meeting will not by itself constitute revocation of a proxy. If you are a beneficial owner, please refer to the voting instructions provided by the bank, broker or other nominee that holds your shares for information about the deadline for voting and instructions on how to change or revoke any previously submitted voting instructions.

The vote required for approval of Proposal I —approval of the amendment to the Certificate of Incorporation to increase the authorized number of shares of Common Stock from 50,000,000 to 100,000,000, is an affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting. Each stockholder may vote for, vote against or abstain from voting on such proposal. Accordingly, Proposal I will be approved if the number of “for” votes cast on Proposal I represents at least a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting. Abstentions will be counted for purposes of determining whether a quorum is present at the meeting. Brokers, banks and other nominees may exercise discretionary authority to vote the beneficial holder’s shares on a “routine” matter at the Special Meeting. Proposal I is considered a “routine” matter under applicable stock exchange rules. If you hold your shares through a broker and do not provide voting instructions to the broker, then under applicable stock exchange rules governing your broker, the broker may vote your shares in its discretion with respect to Proposal I above. As a result, no broker non-votes are anticipated with respect to this proposal.

Mr. Peed is party to the Stockholders Agreement, dated as of August 17, 2016, among the Company and the stockholders named therein (the “Stockholders Agreement”), pursuant to which Mr. Peed is entitled to vote shares of Common Stock beneficially owned by Mr. Peed up to 25% of the outstanding Common Stock of the Company in his sole discretion and he must vote all other shares of Common Stock then beneficially owned by him in proportion to the votes cast with respect to the shares of Common Stock not beneficially owned by him or any of his affiliates with respect to any business or proposal on which the stockholders of the Company are entitled to vote, subject to certain exceptions, including Proposal I. Mr. Peed intends to vote for Proposal I with respect to the portion of his shares over which he may exercise his discretion. The remaining shares will be voted in proportion to the votes cast with respect to the shares of Common Stock not beneficially owned by Mr. Peed.

INFORMATION CONCERNING THE PROXY SOLICITATION

Our Board is soliciting the proxy accompanying this Proxy Statement. The cost of preparing and making available this Proxy Statement, the Notice of Special Meeting of Stockholders, and the proxy is borne by the Company. We will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy card and any additional information we furnish to our stockholders. We may solicit proxies through the mail, or our directors, executive officers and other employees may solicit proxies in person or by telephone. We will not pay any additional compensation to our directors, executive officers or other employees for their services with regard to proxy solicitation. We will also request brokers, banks and other holders of record to forward proxy materials, at our expense, to the beneficial owners of our shares.

PROPOSAL ONE – APPROVAL AND ADOPTION OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO AUTHORIZE A TOTAL OF 100 MILLION SHARES OF COMMON STOCK

BACKGROUND

Our Certificate of Incorporation currently authorizes a total of 50,000,000 shares of the Company’s Common Stock. After careful consideration, for the reasons discussed below, our Board has adopted and approved and is recommending that our stockholders approve and adopt a proposal to amend our Certificate of Incorporation to authorize an additional 50,000,000 shares of Common Stock, which would result in the total authorized shares of Common Stock under our Certificate of Incorporation being increased to 100,000,000 shares. The text of the proposed Certificate of Amendment to our Certificate of Incorporation, which we refer to as the Certificate of Amendment, is attached as Appendix A.

For the reasons discussed below, our Board determined that the proposed amendment was advisable and in the best interests of the Company and its stockholders and approved and adopted the amendment, subject to stockholder approval at the Special Meeting. The adoption of the Certificate of Amendment is expressly conditioned upon the approval of the Certificate of Amendment by our stockholders. Accordingly, if we do not receive the required stockholder approval for the Certificate of Amendment, we will not adopt the Certificate of Amendment.

If stockholders approve and adopt the amendment, it will become effective upon the filing of a Certificate of Amendment with the Secretary of State of the State of Delaware, which the Company intends to file shortly after the Special Meeting.

TEXT OF THE PROPOSED AMENDMENT

The following is the text of the proposed amendment to Certificate of Incorporation.

The first paragraph of ARTICLE FOURTH of the Certificate of Incorporation would be amended to read in its entirety as follows:

“The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 101,000,000, of which 100,000,000 shares shall be Common Stock of the par value of $.0001 per share and 1,000,000 shares shall be Preferred Stock of the par value of $.0001 per share.”

REASONS FOR THE PROPOSED AMENDMENT

After careful consideration, our Board determined, subject to stockholder approval, to approve the amendment to the Certificate of Incorporation to authorize an additional 50,000,000 shares of Common Stock as described above. In making this decision, the Board considered it advisable and preferable to have a sufficient number of unissued and unreserved authorized shares of Common Stock to provide the Company with flexibility with respect to our authorized share capital as the Company considers strategic and financial alternatives to create capacity for expanding commercial specialty underwriting and general corporate purposes, including capital raising transactions, which may include public offerings for cash.

The amendment to our Certificate of Incorporation is intended to ensure that we will continue to have an adequate number of authorized and unissued shares of Common Stock available for future use. As is the case with the shares of Common Stock which are currently authorized but unissued, if this amendment to our Certificate of Incorporation is adopted by the Company’s stockholders, the Board will have authority to issue the additional shares of Common Stock from time to time without further action on the part of stockholders to the extent not prohibited by applicable law or by the rules of any stock exchange or market on which our securities may then be listed or authorized for quotation.

POSSIBLE EFFECTS OF THE PROPOSED AMENDMENT

If the proposed amendment to the Certificate of Incorporation to authorize an additional 50,000,000 shares of Common Stock described above is approved and adopted by our stockholders, we will have the authority under our Certificate of Incorporation to have up to 100,000,000 shares of Common Stock and 1,000,000 shares of preferred stock issued and outstanding. As of the close of business on the Record Date, we had 43,228,371 shares of Common Stock and no shares of preferred stock issued and outstanding. If this proposal is approved, the additional authorized shares of Common Stock may be issued at the discretion of the Company’s Board without further stockholder action, except as may be required by law or the rules of Nasdaq. The increase in authorized shares would not have any immediate dilutive effect on the proportionate voting power or other rights of existing stockholders. However, any subsequent issuance of shares of Common Stock, other than on a pro-rata basis to all stockholders, would reduce each stockholder’s proportionate interest in our company. Any of the additional shares of common stock issued in the future would have the same rights and privileges as attach to the Common Stock currently authorized and outstanding and the par value of the Common Stock would remain unchanged at $.0001 par value per share. Those rights do not include preemptive rights with respect to the future issuance of any additional shares.

We have not proposed the increase in the number of authorized shares of Common Stock with the intention of using the additional authorized shares for anti-takeover purposes, but the Company would be able to use the additional shares to oppose a hostile takeover attempt or delay or prevent changes in control or management of the Company. Although this proposal to increase the authorized number of shares of Common Stock has been prompted by business and financial considerations, and not by the threat of any known or threatened hostile takeover attempt, stockholders should be aware that approval of this proposal could facilitate future attempts by the Company to oppose changes in control of the Company and perpetuate our management, including transactions in which the stockholders might otherwise receive a premium for their shares over then current market prices.

If the stockholders approve the proposal, the amendment will become effective upon the filing of the Certificate of Amendment as set out above and in Appendix A with the Secretary of State of the State of Delaware.

If Proposal I is not approved and adopted by our stockholders, our Certificate of Incorporation will not be amended as set forth above and we will continue to have the authority under our Certificate of Incorporation to only have up to 50,000,000 shares of Common Stock and 1,000,000 shares of preferred stock issued and outstanding. We would encounter greater difficulty in carrying out our business strategy because we may be unable (1) to issue additional shares of Common Stock to attract new employees or to award current employees for future performance, (2) to raise capital by issuing shares of our Common Stock, and (3) to acquire other businesses in exchange for shares of our Common Stock.

INTERESTS OF DIRECTORS AND EXECUTIVE OFFICERS

No director or executive officer has any substantial interest, direct or indirect, by security holdings or otherwise, in the share increase proposed above that is not shared by all other stockholders.

VOTE REQUIRED

The affirmative vote of the holders of at least a majority of the Company’s issued and outstanding shares of Common Stock entitled to vote at the Special Meeting is required to approve and adopt the proposed amendment to the Certificate of Incorporation to authorize an additional 50,000,000 shares of Common Stock.

RECOMMENDATION OF THE BOARD

Our Board unanimously recommends that you vote FOR the approval and adoption of the Certificate of Amendment to authorize an additional 50,000,000 shares of Common Stock as described in this Proposal I.

BENEFICIAL OWNERSHIP

STOCK OWNERSHIP OF OUR DIRECTORS, EXECUTIVE OFFICERS AND CERTAIN BENEFICIAL OWNERS

The following table provides information, as of June 8, 2021, regarding the number and approximate percentage of shares of our common stock beneficially owned by (i) each of our directors, director nominees and named executive officers and (ii) all of our directors and executive officers as a group. We calculated the approximate percentage of common stock ownership based upon the 43,228,371 shares of our common stock outstanding on June 8, 2021.

Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Common Stock Ownership
Directors
Gregory C. Branch(1)	2,270,177	5.3%
Alec L. Poitevint, II(3)	1,130,488	2.6%
Kern M. Davis, M.D.	279,618	*
Michael R. Hogan	203,754	*
William H. Hood, III(4)	772,069	1.8%
Sherrill W. Hudson	183,403	*
Patrick F. Maroney	52,250	*
Kent G. Whittemore(5)	309,845	*

Named Executive Officers
R. Daniel Peed(2)	17,326,336	40.1%
B. Bradford Martz	266,586	*
Brooke Adler	5,000	*
Christian Dittman	72,067	*
Scott St. John	113,556	*
Alycia Weigley	33,897	*
Christopher Griffith	73,482	*
Directors and Executive Officers as a Group (15 persons)	23,092,528	53.4%
*Represents less than 1%.

(1) Reflects 1,704,197 shares directly owned by Mr. Branch, 118,588 shares owned by an LLC, 407,392 shares owned by trusts and 40,000 shares owned by a foundation. Mr. Branch has voting power over the shares owned by the trusts and the foundation.
(2) Reflects 1,961,936 shares directly owned by Mr. Peed, 11,876,563 shares owned by Peed FLP1, Ltd. LLP, and 3,487,837 shares owned by Leah Anneberg Peed. Mr. Peed has voting power over the shares owned by Peed FLP1, Ltd. LLP and Leah Anneberg Peed. Mr. Peed is party to the Stockholders Agreement, pursuant to which he is entitled to vote shares of Common Stock beneficially owned by Mr. Peed up to 25% of the outstanding Common Stock of the Company in his sole discretion and he must vote all other shares of Common Stock then beneficially owned by Mr. Peed in proportion to the votes cast with respect to the shares of Common Stock not beneficially owned by Mr. Peed or any of his affiliates with respect to any business or proposal on which the stockholders of the Company are entitled to vote, subject to certain exceptions.
(3) Reflects 569,466 shares directly owned by an incorporated company and 496,222 shares owned by an LP. Mr. Poitevint has voting and investment power over the securities held by both. Also, reflects 40,000 shares held directly by Mr. Poitevint, and 24,800 shares owned by family members.
(4) Reflects 731,640 shares owned by a trust, of which Mr. Hood is the trustee with voting and dispositive control. Also, reflects 40,429 shares held directly by Mr. Hood.
(5) Reflects 289,227 shares directly owned by Mr. Whittemore, and 20,618 shares held by family members.

The following table provides information, as of June 8, 2021, regarding the number and approximate percentage of shares of our common stock owned by each person known to us to beneficially own more than 5% of our outstanding shares of common stock. We calculated the approximate percentage of common stock ownership based upon the 43,228,371 shares of our common stock outstanding on June 8, 2021.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percentage of Common Stock Ownership
R. Daniel Peed 800 2nd Ave S St. Petersburg, FL 33701	17,326,336	40.1%
Leah Anneberg Peed(1) 20402 Hwy 249, Ste. 430 Houston, TX 77070	3,487,837	8.1%
BlackRock, Inc.(2) 55 East 52nd Street New York, NY 10055	3,426,103	7.9%
Gregory C. Branch 800 2nd Ave S St. Petersburg, FL 33701	2,270,177	5.3%
(1) This information is derived from a Schedule 13G filed by Leah Anneberg Peed on April 3, 2017. According to the Schedule 13G, Ms. Peed has the sole power to dispose of or direct the disposition of 3,487,837 shares of common stock and the shared power to vote or direct the vote of 3,487,837 shares of common stock. R. Daniel Peed has voting power over the shares owned by Ms. Peed, and such shares are included as shares beneficially owned by Mr. Peed in the table above.
(2) This information is derived from a Schedule 13G filed by BlackRock, Inc. on February 1, 2021. According to the Schedule 13G, BlackRock, Inc. has sole power to vote or direct the vote of 3,398,218 shares of common stock and the sole power to dispose of or direct the disposition of 3,426,103 shares of common stock.

GENERAL MATTERS

ANNUAL REPORT ON FORM 10-K AND FINANCIAL STATEMENTS

You can request a copy of the Company’s 2020 Annual Report on Form 10-K and any additional exhibits to the Form 10-K not included in the Company’s 2020 Annual Report, free of charge, by contacting us as described in the subsection entitled Contacting the Company. Stockholders can refer to the report for information about us and our performance.

DEADLINE FOR THE SUBMISSION OF STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

If stockholders wish to include a proposal in our Proxy Statement and form of proxy relating to our 2022 annual meeting, we must receive a written copy of the proposal no later than December 16, 2021. Proposals must comply with the SEC proxy rules relating to stockholder proposals in order to be included in our proxy materials. All proposals should be submitted as described in the subsection entitled Contacting the Company.

Pursuant to our By-Laws, which were amended and restated in 2020 to, among other things, provide for advance notice procedures, stockholder proposals and nominations of directors intended to be presented at an annual meeting of stockholders, but not included in our Proxy Statement or form of proxy, must be received by the Corporate Secretary at the principal executive offices of the Company not less than 90 or more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders. Accordingly, any stockholder proposals or nominations of directors intended to be presented at the 2022 annual meeting of stockholders of the Company must be received in writing by the Corporate Secretary at the Company's principal executive officers no later than February 3, 2022 and no earlier than January 4, 2022, and comply with the other requirements of our By-Laws. Any proposal submitted before or after those dates will be considered untimely. We encourage stockholders wishing to present such a proposal or nomination to contact us as described in the subsection entitled Contacting the Company.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

The SEC has adopted rules that permit companies and intermediaries, such as brokers and banks, to satisfy delivery requirements for our Proxy Statement with respect to two or more stockholders sharing the same address by delivering a single Proxy Statement addressed to those stockholders. This process, known as "householding," reduces costs associated with duplicate printings and mailings and means that we and some brokers will send only one copy of our Proxy Statement to stockholders who share the same address. Stockholders sharing the same address will continue to receive separate proxy cards.

If you own shares of our Common Stock in your own name and you want to receive separate copies of the Proxy Statement in the future, or if you receive multiple copies and want to receive only one copy, contact American Stock Transfer & Trust Company, LLC at (800) 937-5449 or 3201 15th Avenue, Brooklyn, NY 11219. If you hold shares of our Common Stock in street name and you want to receive separate copies of the Proxy Statement in the future, or if you receive multiple copies and want to receive only one copy, contact your broker, bank, or other nominee.

OTHER MATTERS

The Board knows of no other business which will be presented at the Special Meeting. If, however, other matters are properly presented, the persons named in the proxy will vote the shares represented thereby in accordance with their judgment on such matters.

Appendix A

CERTIFICATE OF AMENDMENT

OF

SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION
OF

UNITED INSURANCE HOLDINGS CORP.
United Insurance Holdings Corp. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (as amended from time to time, the “DGCL”), does hereby certify:
FIRST: The Second Amended and Restated Certificate of Incorporation of the Corporation is hereby amended as follows:

The first sentence of Article FOURTH of the Second Amended and Restated Certificate of Incorporation of the Corporation is hereby amended to read in its entirety as set forth below:

“The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 101,000,000, of which 100,000,000 shares shall be Common Stock of the par value of $.0001 per share and 1,000,000 shares shall be Preferred Stock of the par value of $.0001 per share.”

SECOND: This amendment of the Second Amended and Restated Certificate of Incorporation of the Corporation has been duly adopted in accordance with the provisions of Section 242 of the DGCL, the Board of Directors of the Corporation having adopted resolutions setting forth such amendment, declaring its advisability, and directing that it be submitted to the stockholders of the Corporation for their approval; and the holders of a majority of the outstanding stock entitled to vote thereon having adopted the amendment at a special meeting of the stockholders.

IN WITNESS WHEREOF, the undersigned officer of the Corporation has executed this Certificate of Amendment on the _____ day of ___________, 2021.

UNITED INSURANCE HOLDINGS CORP.
By: Name: [●]
Title: [●]

SPECIAL MEETING OF STOCKHOLDERS OF

UNITED INSURANCE HOLDINGS CORP.

July 2, 2021

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IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY
MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JULY 2, 2021.
To access the Company's Proxy Statement for the Special Meeting of
Stockholders, visit:
http://www.proxydocs.com/UIHC

Please sign, date and mail
your proxy card in the
envelope provided as soon
as possible.

▶ Please detach along perforated line and mail in the envelope provided. ▶

VOTE BY INTERNET - www.proxyvote.com
UNITED INSURANCE HOLDING CORP. 800 2ND AVENUE S. ST PETERSBURG, FL 33701	Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	M99999-TBD	KEEP THIS PORTION FOR YOUR RECORDS
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DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

United Insurance Holdings Corp.

The Board of Directors recommends you vote FOR Proposals 1:

1.	Amendment to the Certification of Incorporation

Nominees

Approval of an amendment to the United Insurance Holdings Corp. Second Amended and Restated Certificate of Incorporation to increase the authorized number of shares of common stock form 50,000,000 to 100,000,000.		For	Against	Abstain

		0	0	0

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, trustee or guardian, please give full title as such.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement are available at www.proxyvote.com

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                                                    M99999-TBD

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF UNITED INSURANCE HOLDINGS CORP.

The undersigned hereby appoints Brooke Adler and Scott St. John, and each of them, with power to act without the other and with power of substitution, as proxies and attorneys-in-fact and hereby authorizes them to represent and vote, as provided on the other side, all the shares of United Insurance Holdings Corp. Common Stock which the undersigned is entitled to vote and, in their discretion, to vote upon such other business as may properly come before the Annual Meeting of Shareowners of the Company to be held July 2, 2021 or any adjournment thereof, with all power which the undersigned would possess if present at the Meeting.

THIS PROXY CARD, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED. IF NO DIRECTION IS MADE BUT THE CARD IS SIGNED, THIS PROXY CARD WILL BE VOTED FOR PROPOSAL 1, AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING

(Continued and to be marked, dated and signed, on the other side)